GOING CONCERN	9 Months Ended
Jun. 30, 2011
Going Concern [Abstract]
Going Concern Disclosure [Text Block]
NOTE 10      GOING CONCERN

As reflected in the accompanying unaudited condensed financial statements, the Company is in the development stage with minimal operations and has a net loss since inception of $19,034,518 and negative cash flows from operations of $905,505 from inception.  This raises substantial doubt about its ability to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.